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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 15, 1998



                                 MathSoft, Inc.
             (Exact name of Registrant as specified in its charter)



    Massachusetts                      0-020992                  04-2842217
(State or jurisdiction               (Commission               (IRS Employer
  of Incorporation)                  File number)            Identification No.)


          101 Main Street                               02142
      Cambridge, Massachusetts                        (Zip Code)
       (Address of principal
         executive offices)


       Registrant's telephone number, including area code: (617) 577-1017

                           No change since last report
                   (Former name or former address, if changed
                               since last report)



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ITEM 5.  OTHER EVENTS.

         On January 15, 1998, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                  Exhibit
-----------                  -------

   99.1           Press release of the Company dated January 15, 1998




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MATHSOFT, INC.





January 15, 1998                          By:  /s/ Robert P. Orlando
                                               --------------------------------
                                               Robert P. Orlando
                                               Chief Financial Officer